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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 1999

                               Chase Funding, Inc.

                (Exact name of registrant specified in Charter)





   New York                         333-64131                    13-3840732
---------------                    -----------               -------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number               Identification No.)
incorporation)


300 Tice Boulevard
Woodcliff Lake, NJ                                       07675
-----------------------------------------              --------
(Address of principal executive offices)               Zip Code




          Registrant's telephone, including area code: (201) 782-9084


                                 Not Applicable
                -------------------------------------------------
         (Former name and former address, if changed since last report)



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ITEM 5.  Other Events

                  Acquisition or Disposition of Assets: General

                  On August 17, 1999, Chase Funding Trust, Series 1999-2 (the "Trust"), acquired $144,987,605.00 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of June 1, 1999, among Chase Funding, Inc., as Depositor, Advanta Mortgage Corp. USA, as Subservicer, Chase Manhattan Mortgage Corporation, as Master Servicer, and Citibank, N.A., as Trustee, and a Subsequent Transfer Instrument between Chase Funding Inc., as seller, and Citibank, N.A., as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated June 16, 1999 and the Prospectus Supplement dated June 16, 1999 (together the "Prospectus") filed pursuant to Rule 424(b)(5) of the Act on June 21, 1999. Statistical
Information regarding the characteristics of the Subsequent Mortgage Loans is provided as an exhibit hereto.


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ITEM 7.  Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                 Description
-----------                 -----------

10 Subsequent Transfer Instrument dated as of August 17, 1999 between Chase Funding, Inc. as seller (the "Depositor") and Citibank, N.A. as Trustee.

99                          Statistical Information regarding the Subsequent
                            Mortgage Loans.


                                        3

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHASE FUNDING, INC.

Date: August 17, 1999
                                                     /s/ Eileen A. Lindblom
                                                     ----------------------

                                                     Eileen A. Lindblom
                                                     Vice President


                                        4

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                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

10 Subsequent Transfer Instrument dated as of August 17, 1999 between Chase Funding, Inc. as seller (the "Depositor") and Citibank, N.A. as Trustee.

99                         Statistical Information regarding the Subsequent
                           Mortgage Loans.


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